                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           January 22, 1996
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                          Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)

Delaware                              1-7182                       13-2740599
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(State or Other                     (Commission               (I.R.S. Employer
Jurisdiction of                      File Number)            Identification No.)
Incorporation)

World Financial Center, North Tower,  New York, New York          10281-1332
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:              (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
---------------------


Filed herewith are the Preliminary Unaudited Earnings Summaries, as contained in a press release dated January 22, 1996 for Merrill Lynch & Co., Inc. ("ML & Co.") for the three- and twelve- month periods ended December 29, 1995. The results of operations set forth therein for such periods are unaudited. All adjustments, consisting only of normal recurring accruals, that are in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

     For the three- and twelve-month periods ended December 29, 1995, ML & Co. repurchased in the open market 5.4 million and 20.0 million shares of its common stock, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
          --------

          (99) Additional Exhibits

               (i) Preliminary Unaudited Earnings Summaries for the three- and twelve-month periods ended December 29, 1995.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH & CO., INC.
                                        ------------------------------
                                                 (Registrant)


                                        By:    /s/ Joseph T. Willett
                                             -------------------------
                                                  Joseph T. Willett
                                               Senior Vice President,
                                               Chief Financial Officer



Date:  January 22, 1996

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.       Description                                    Page
-----------       -----------                                    ----

(99)              Additional Exhibits

                  (i)  Preliminary Unaudited Earnings               5
                       Summaries for the three- and
                       twelve-month periods ended December 29,
                       1995.



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